Exhibit 99.1

September 9th, 2009

US GOLD EXPLORATION NEWS RELEASE

NEVADA CORTEZ TREND DRILLING INTERSECTS NEW ZONE:

0.085 OPT GOLD OVER 150 FT. INCLUDING 0.251 OPT OVER 25 FT.

STEP-OUT DRILLING INTERSECTS: 0.07 OPT GOLD OVER 105 FT.

Toronto, Ontario (September 9, 2009) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG) announces that drilling at the Gold Bar Project in Nevada’s Cortez Trend has intersected a new mineralized zone and returned one of the best holes ever drilled at the property: 0.085 ounces per ton (opt) gold over 150 feet (ft) [2.9 grams per tonne (gpt) gold over 45.7 meters (m)], including 0.251 opt gold over 25 ft  [8.6 gpt gold over 7.6 m] and including 0.125 opt gold over 35 ft  [4.27 gpt gold over 10.7 m].

Drilling took place between Gold Pick and Gold Ridge, previously identified NI 43-101 compliant resources (see Figure 1) comprising the Company’s Gold Bar Project. Based on the success to-date with extensional drilling in the gap between Gold Pick and Gold Ridge it appears that these two resources could be connected. In addition, step-out drilling on the east side of Gold Pick intersected: 0.070 opt gold over 105 ft [2.39 gpt gold over 32.0 m], including 0.195 opt gold over 15 ft [6.67 gpt gold over 4.6 m].

US Gold believes that with these positive results it will be able to expand the known gold resource beyond the current 616,600 oz Measured (17.9 million tons at 0.034 opt gold), 156,000 Indicated (7.2 million tons at 0.022 opt gold) and 188,940 oz Inferred (8.9 million tons at 0.021 opt gold).

“US Gold is off to a good start in Nevada with these encouraging results from our exploration in the Gold Bar area. Most encouraging is our ability to find higher grades and widths more consistently than in our previous campaigns. Our current program is designed to expand the existing resource to a size of greater economic significance to the Company. We are well financed to advance our projects in Nevada and Mexico, and we plan to continue to explore aggressively in both jurisdictions,” said Rob McEwen, Chairman and CEO.

GOLD BAR PROJECT EXPLORATION UPDATE

During the recent resource modeling process US Gold geologists identified several underexplored mineralized trends, which represent good targets for resource expansion. Forty-nine reverse circulation drill holes designed to test these trends and follow-up on good intersections have been completed. This release highlights twenty-one of the more significant holes, which were primarily drilled in three areas: 1) West Gold Pick, 2) East Gold Ridge, and 3) East Gold Pick as illustrated in Figure 1 (See Table 1 for complete assay results. The true widths of the intercepts are unknown.)

WEST GOLD PICK

Drilling to extend the Gold Pick resource westward toward the Gold Ridge resource has intersected 0.085 opt gold (2.9 gpt) over 150 ft (45.7 m) in hole GB48, starting at a depth of 150 ft (45 m) below surface. This mineralization occurs approximately 160 ft (50 m) outside the existing resource, and is among the top 3% best holes ever drilled at Gold Pick (Grade x Thickness)(see Figure 1). Subsequently, US Gold drilled holes GB57, GB59, GB62, GB64 and GB69 adjacent to GB48 to infill the mineralization and step-out further to the west. Further drilling in this area is currently in progress to expand this mineralization and bring it into the resource. Highlights of drilling at West Gold Pick are below:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB48	0.085	150	300	150	2.90	45.7	91.4	45.7
Including	0.251	190	215	25	8.60	57.9	65.5	7.6
Including	0.125	225	260	35	4.27	68.6	79.2	10.7

GB57	0.040	370	455	85	1.38	112.8	138.7	25.9
Including	0.114	370	380	10	3.91	112.8	115.8	3.0

GB59	0.079	435	485	50	2.71	132.6	147.8	15.2
Including	0.110	445	455	10	3.78	135.6	138.6	3.0
Including	0.135	465	475	10	4.62	141.7	144.7	3.0

GB62	0.038	220	275	55	1.31	67.1	83.8	16.8
Including	0.137	230	240	10	4.70	70.1	73.1	3.0

GB64	0.047	205	265	60	1.60	62.5	80.8	18.3
Including	0.169	210	220	10	5.81	64.0	67.0	3.0

GB69	0.034	355	450	95	1.18	108.2	137.2	29.0
Including	0.092	420	430	10	3.17	128.0	131.1	3.0

(opt = Troy ounces per imperial ton, gpt = grams per metric tonne)

Hole GB18 was completed in 2008 and is located approximately 230 ft (70 m) north of GB48, it was included in the recently published resource estimate and is significant because it extended the outer boundary of the resource by over 325 ft (100 m) to the west. It is expected that the drilling detailed above will also extend the resource significantly when an updated estimate is completed in early 2010. Highlights from GB18 are shown below:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB18	0.023	335	455	120	0.80	102.1	138.7	36.6
including	0.065	375	390	15	2.24	114.3	118.9	4.6

EAST GOLD RIDGE

The eastern Gold Ridge resource also contains mineralized trends open for expansion. Recent drilling has extended the mineralization to the east by 150 ft (45 m) toward the Gold Pick resource (see Figure 1). Based on the success to-date of extensional drilling in the gap between Gold Pick and Gold Ridge it appears that these two resources could be connected. Highlights from this drilling are shown below:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB37	0.027	245	315	70	0.94	74.7	96.0	21.3

GB41	0.041	310	340	30	1.41	94.5	103.6	9.1

GB45	0.028	270	280	10	0.95	82.3	85.3	3.0

EAST GOLD PICK

Drilling to the east of Gold Pick intercepted 0.070 opt (2.39 gpt) gold over 105 ft (32.0 m) in hole GB68 starting at a depth of 403 ft (122.7 m) below surface. This intercepts is a 120 ft (23.6 m) step-out from the existing resource, and encountered significantly better grade than expected. Other holes east of Gold Pick intercepted grades in-line with the current resource estimate at depths between 335 ft (102 m) and 730 ft (223 m). Further drilling to follow-up on hole GB68 will be completed shortly. Highlights of the results from this area include:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB21	0.031	630	650	20	1.05	192	198.1	6.1
And	0.026	685	730	45	0.89	208.8	222.5	13.7

GB23	0.036	335	365	30	1.25	102.1	111.3	9.1
including	0.101	340	345	5	3.46	103.6	105.2	1.5

GB24	0.036	610	630	20	1.24	185.9	192	6.1

GB25	0.033	535	600	65	1.12	163.1	182.9	19.8
including	0.093	545	550	5	3.20	166.1	167.6	1.5

GB33	0.033	645	675	30	1.13	196.6	205.7	9.1

GB49	0.037	360	390	30	1.28	109.7	118.9	9.1
including	0.149	380	385	5	5.10	115.8	117.3	1.5

GB68	0.070	465	570	105	2.39	141.7	173.7	32.0
including	0.121	480	485	5	4.15	146.3	147.8	1.5
including	0.111	500	510	10	3.82	152.4	152.4	3.0
including	0.195	520	535	15	6.67	158.5	163.1	4.6

Drilling to the north of Gold Pick intercepted low-grade mineralization at or near surface. Based on the results received for six holes it is not apparent that this area warrants further exploration. Results are shown below for four holes in this area:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB32	0.015	0	20	20	0.5	0.0	6.1	6.1

GB34	0.011	0	20	20	0.39	0.0	6.1	6.1
And	0.019	355	360	5	0.65	108.2	109.7	1.5
And	0.015	355	435	80	0.5	108.2	132.6	24.4
including	0.018	355	415	60	0.6	108.2	126.5	18.3

GB51	0.016	70	115	45	0.56	21.3	35.1	13.7
And	0.026	200	240	40	0.88	61.0	73.2	12.2
And	0.03	345	365	20	1.03	105.2	111.3	6.1

GB52	0.037	55	90	35	1.28	16.8	27.4	10.7

PRELIMINARY ECONOMIC ASSESSMENT

Work continues internally on a preliminary economic assessment to determine the potential for gold production at the Gold Bar Project. Results from continuing exploration will be incorporated into a new resource estimate by early 2010, which will contain information and conclusions about the economic viability of the project in the current gold market environment. US Gold has recently obtained valuable historic geologic and engineering information from the previous owner/operator of the project, which will help to advance the project and reduce costs.

ABOUT US GOLD

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and significant land holdings in Nevada next to Barrick Gold’s large Cortez Hills deposit, along with a high grade silver/gold discovery in northwestern Mexico. US Gold’s shares trade on the NYSE Amex and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Nevada exploration properties.

All assays are uncut, with analysis conducted by ALS Chemex utilizing a 30 gram fire assay charge with an AA finish. Drilling was performed with a standard reverse circulation (RC) rig, and samples are 5 feet in length. Quality assurance/quality control is assured by inserting standards and blanks every 40th sample and check assays sent to a second lab every 20th sample.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Stefan M. Spears	Mailing Address
VP, Projects	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Table 1 - All Assays

	Au	From:		Au	From:	Length:	Dip	Azimuth
Hole Number	(opt)	ft	Length: ft	(gpt)	m	m	(degrees)	(degrees)
GB17(1)	No intercepts of 20’ >0.01						-90	0
GB18(1)	0.023	335	120	0.80	102.1	36.6	-90	0
Including	0.065	375	15	2.24	114.3	4.6
GB19(1)	No intercepts of 20’ >0.01 opt						-90	0
GB20(1)(2)	No intercepts of 20’ >0.01 opt						-90	0
GB21	0.018	495	20	0.61	150.9	6.1	-90	0
And	0.020	545	30	0.69	166.1	9.1
And	0.031	630	20	1.05	192.0	6.1
And	0.026	685	45	0.89	208.8	13.7
GB22	0.013	425	20	0.44	129.5	6.1	-90	0
And	0.011	595	25	0.38	181.4	7.6
GB23	0.036	335	30	1.25	102.1	9.1	-90	0
Including	0.101	340	5	3.46	103.6	1.5
And	0.019	845	50	0.66	257.6	15.2
GB24	0.036	610	20	1.24	185.9	6.1	-90	0
GB25	0.033	535	65	1.12	163.1	19.8	-90	0
Including	0.093	545	5	3.20	166.1	1.5
GB26	No intercepts of 20’ >0.01 opt
GB27	No intercepts of 20’ >0.01 opt						-90	0
GB28	No intercepts of 20’ >0.01 opt						-90	0
GB29	No intercepts of 20’ >0.01 opt						-90	0
GB30	0.022	500	20	0.76	152.4	6.1	-90	0
And	0.015	540	30	0.53	164.6	9.1
GB31	No intercepts of 20’ >0.01 opt						-90	0
GB32	0.015	0	20	0.50	0.0	6.1	-90	0
GB33	0.033	645	30	1.13	196.6	9.1	-90	0
GB34	0.011	0	20	0.39	0.0	6.1	-90	0
And	0.019	355	5	0.65	108.2	1.5
And	0.015	355	80	0.50	108.2	24.4
Including	0.018	355	60	0.60	108.2	18.3

(1) Holes GB17,18,19,20 were completed in 2008, (2) GB20 was drilled at Cabin Creek

Numbers may not add due to rounding.

1

	Au	From	Length	Au	From	Length	Dip	Azimuth
Hole Number	(opt)	(ft)	(ft)	(gpt)	(m)	(m)	(degrees)	(degrees)
GB35	No intercepts of 20’ >0.01 opt						-90	0
GB36	No intercepts of 20’ >0.01 opt						-90	0
GB37	0.027	245	70	0.94	74.7	21.3	-90	0
GB38	0.017	345	30	0.58	105.2	9.1	-90	0
GB39	No intercepts of 20’ >0.01 opt						-90	0
GB40	0.023	840	65	0.80	256.0	19.8	-60	90
And	0.020	1040	20	0.67	317.0	6.1
GB41	0.041	310	30	1.41	94.5	9.1	-90	0
GB42	No intercepts of 20’ >0.01 opt						-90	0
GB43	No intercepts of 20’ >0.01 opt						-90	0
GB44	No intercepts of 20’ >0.01 opt						-90	0
GB45	0.028	270	10	0.95	82.3	3.0	-90	0
GB46	0.027	165	50	0.92	50.3	15.2	-90	0
GB47	0.030	330	40	1.03	100.6	12.2	-75	90
And	0.013	505	25	0.44	153.9	7.6
And	0.027	550	40	0.91	167.6	12.2
And	0.010	705	50	0.35	214.9	15.2
And	0.010	770	20	0.35	234.7	6.1
And	0.011	800	35	0.36	243.8	10.7
GB48	0.085	150	150	2.90	45.7	45.7	-90	0
Including	0.251	190	25	8.60	57.9	7.6
Including	0.125	225	35	4.27	68.6	10.7
GB49	0.037	360	30	1.28	109.7	9.1	-90	0
Including	0.149	380	5	5.10	115.8	1.5
GB50	No intercepts of 20’ >0.01 opt						-90	0
GB51	0.016	70	45	0.56	21.3	13.7	-60	0
And	0.026	200	40	0.88	61.0	12.2
And	0.030	345	20	1.03	105.2	6.1
GB52	0.037	55	35	1.28	16.8	10.7	-60	0
GB53	No intercepts of 20’ >0.01 opt						-90	0

Numbers may not add due to rounding.

2

	Au	From	Length	Au	From	Length	Dip	Azimuth
Hole Number	(opt)	(ft)	(ft)	(gpt)	(m)	(m)	(degrees)	(degrees)
GB54	No intercepts of 20’ >0.01 opt						-90	0
GB55	No intercepts of 20’ >0.01 opt						-90	0
GB56	No intercepts of 20’ >0.01 opt						-90	0
GB57	0.015	305	50	0.51	93.0	15.2	-90	0
Including	0.130	370	5	4.46	112.8	1.5
Including	0.040	370	85	1.38	112.8	25.9
Including	0.114	370	10	3.91	112.8	3.0
Including	0.097	405	5	3.33	123.4	1.5
GB58	No intercepts of 20’ >0.01 opt						-90	0
GB59	0.079	435	50	2.71	132.6	15.2	-75	90
Including	0.110	445	10	3.78	135.6	3.0
Including	0.135	465	10	4.62	141.7	3.0
GB60	No intercepts of 20’ >0.01 opt						-90	0
GB61	0.012	400	45	0.42	121.9	13.7	-90	0
GB62	0.038	220	55	1.31	67.1	16.8	-90	0
	0.137	230	10	4.70	70.1	3.0
GB63	0.021	370	115	0.72	112.8	35.1	-60	180
GB64	0.047	205	60	1.60	62.5	18.3	-90	0
	0.169	210	10	5.81	64.0	3.0
	0.010	400	25	0.33	121.9	7.6
GB65	No intercepts of 20’ > 0.01 opt						-90	0
GB66	0.016	45	20	0.56	13.7	6.1	-80	300
Including	0.038	90	20	1.30	27.4	6.1
GB67	0.021	70	20	0.73	21.3	6.1	-75	90
GB68	0.070	465	105	2.39	141.7	32.0	-60	270
Including	0.121	480	5	4.15	146.3	1.5
Including	0.111	500	10	3.82	152.4	3.0
Including	0.195	520	15	6.67	158.5	4.6
GB69	0.034	355	95	1.18	108.2	29.0	-90	0
Including	0.092	420	10	3.17	128.0	3.0

Numbers may not add due to rounding.

3

Gold Bar Project Drill Hole Locations - Plan (Aerial) View	Figure 1 Sept 09, 2009

Gold Ridge
April 2009 Resource Outline
East Gold Ridge
West Gold Pick
Gold Pick
April 2009 Resource Outline
East Gold Pick
GB56
GB53
GB46
GB42
GB55
GB50
GB63
GB61
GB18
GB69
GB57
GB64
GB48
GB62
GB59/GB58
GB60
GB65
GB45
GB41
GB37
GB39
GB32
GB34
GB31
GB44
GB43
GB40
GB27
GB30
GB29
GB47
GB35
GB38
GB33
GB24
GB23
GB22
GB21
GB52
GB51
GB54
GB28
GB25
GB26
GB68
GB49
GB17
GB19
GB36
Cortez Trend, Nevada.
TONKIN
GOLD BAR
Area Shown
0 3 6
Miles
0 5 10
KM
Legend
April 2009 Resource Outline
Areas Highlighted in the Release
Sept 09, 2009 Core Hole Location
Pit Outline
GB21 = Drill Hole #
N
0 150 300
Meters
0 500 1000
Feet
*Hole GB20 was drilled at Cabin Creek, GB66-67 were drilled north of Gold Ridge